UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

Cellectar Biosciences, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Campus Drive, Florham Park, NJ, 07932

(Address of Principal Executive Offices) (Zip Code)

(608) 441-8120
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2024, Cellectar Biosciences, Inc. (the “Company”) entered into a Second Amendment of Lease (the “Amended Lease”), with CAMPUS 100 LLC (the “Landlord”).

Under the Amended Lease, the Company will continue to lease 3,983 square feet of rentable area on the second floor of a building located at 100 Campus Drive in Florham Park, New Jersey (the “Building”). The Company will also lease 7,829 square feet of rentable area on the first floor of the Building, commencing on the date on which the Landlord has substantially completed certain improvements and work described in the Amended Lease (the “Second Amendment Commencement Date”) until the Second Amendment Expiration Date (as defined below). Under the terms of the Amended Lease, the expiration date is extended from April 30, 2029 until the date that is the last day of the seventy-fourth Second Amendment Lease Month as described in the Amended Lease (the “Second Amendment Expiration Date”).

Under the terms of the Amended Lease, the Company deposited a sum of $45,669.17 as an additional security deposit. The aggregate security deposit held by the Landlord equals $69,235.25. The aggregate rent due under the Amended Lease following the Second Amendment Commencement Date, is approximately $2,534,000. The Company will also be required to pay its proportionate share of certain operating expenses and real estate taxes applicable to the entire 11,812 square feet of leased premises. The foregoing description of the Amended Lease does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amended Lease, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: June 25, 2024	By:	/s/ Chad J. Kolean
Chad J. Kolean
Chief Financial Officer